TM 3rd Quarter 2012 Earnings Conference Call Noranda Aluminum Holding Corp October 24, 2012 10:00 AM Eastern / 9:00 AM Central

The presentation and comments made by Noranda’s management on the quarterly conference call contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause the Company’s actual results to differ materially from those expressed in forward-looking statements, including, without limitation: the cyclical nature of the aluminum industry and fluctuating commodity prices, which cause variability in earnings and cash flows; a downturn in general economic conditions, including changes in interest rates, as well as a downturn in the end-use markets for certain of the Company’s products; fluctuations in the relative cost of certain raw materials and energy compared to the price of primary aluminum and aluminum rolled products; the effects of competition in Noranda’s business lines; Noranda’s ability to retain customers, a substantial number of which do not have long-term contractual arrangements with the Company; the ability to fulfill the business’s substantial capital investment needs; labor relations (i.e. disruptions, strikes or work stoppages) and labor costs; unexpected issues arising in connection with Noranda’s operations outside of the United States; the ability to retain key management personnel; and Noranda’s expectations with respect to its acquisition activity, or difficulties encountered in connection with acquisitions, dispositions or similar transactions. Forward-looking statements contain words such as “believes,” “expects,” “may,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that relate to Noranda’s strategy, plans or intentions. All statements Noranda makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to the Company’s expectations regarding future industry trends are forward-looking statements. Noranda undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs. For a discussion of additional risks and uncertainties that may affect the future results of Noranda, please see the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on From 10-Q. Forward Looking Statements 2

Over vi ew Results Overview • Production variability and Hurricane Isaac affected our ability to produce and ship products • We understand and have corrected or are correcting root causes • Disruptions aside, we continued to see stable demand • We continued to take positive steps on activities that support our long- term sustainability • Our financial structure provides us with flexibility through the cycle Financial Highlights • Reported EPS—$0.05 • EPS excluding special items—$(0.16) • Total segment profit—$10.1 million • Cash from operating activities—$4.5 million • Cash and available ABL facility— $166.7 million 3rd Quarter 2012 Financial Highlights 3

Over vi ew 4 $10.1 $9.8 $10.0 $5.3 $5.9 $8.0 $49.1 24.0 $- $10 $20 $30 $40 $50 $60 Q2-12 Segment Profit LME Price Impact Seasonal Peak Power Other, Net Q3-12 Segment Profit, Adjusted (1) Hurricane Production Variability Q3-12 Segment Profit, Reported ($ in millions) Segment Profit Bridge (1) Q3 2012 Segment Profit, Adjusted is presented to illustrate our estimated Q3 results, assuming Hurricane Isaac and the Production Variability had no impact on our results. The impacts of these events, however, are not isolated solely to Q3 2012, as we do expect these events to negatively impact our Q4 2012 results.

Primary Aluminum Shipments Bauxite Shipments 5 Quarterly Shipment Information Flat-Rolled Product Shipments 144 148 146 142 147 139 0 50 100 150 200 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Po un ds in m illi on s Value-Added External sow Intercompany Alumina Shipments 1,226 1,369 1,271 1,145 1,162 1,267 0 300 600 900 1,200 1,500 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 km ts Internal External 289 284 260 288 289 271 0 50 100 150 200 250 300 350 Q2-11 Q3-11 Q4-11 Q1-12 Q2- 2 Q3-12 Km ts CGA External SGA External SGA Intercompany Note: Shipment numbers are as reported, without adjustment for Q4 2011 maintenance events or Q3 2012 impacts of Hurricane Isaac or the production variability. 100 95 76 93 102 98 0 20 4 60 80 100 120 140 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Po un ds in m illi on s Deman d

2012 CORE Savings by Segment Flat-Rolled Products, $9 Primary Aluminum, $13 Alumina, $10 Bauxite, $6 Corporate, $2 $40 million in YTD 2012 CORE savings $ in millions Productivity Complements Growth in Creating Value P rod u ctiv it y 6 2012 CORE Savings by Type EBITDA, $28 Capex, $4 Working Capital, $8 $ in millions EBITDA Capex Working Capital • Cost Out – Impact materials prices through procurement practices    – Reduce costs through improved yields   – Avoid unproductive spending by rationalizing investments   • Reliability and Effectiveness – Grow capacity through improved utilization and de-bottlenecking  – Improve operational predictability    – Eliminate unplanned losses   

Demand Factors • Projected consumption CAGR through 2016(1) – Global—6.1% with China; 3.9% outside China – United States—4.0% • Global, emerging market drivers(1) – Infrastructure – Emerging middle class – Sophisticated equipment • US demand drivers(2) – Demographics – Pent up demand – Substitution trends Supply Factor and Macroeconomic Factors • Supply Factors – World production/consumption balance(1) • 0.1 mill. MT deficit for 3Q-12 (~1% of demand) • 0.7 mill. MT surplus for LTM 3Q-12 (~2% of demand) – Curtailments and disruptions since 3Q-11(1) • 1.6 million MT curtailed; 1.8 million MT disrupted – LME warehouse inventories—5.0 million MT(2) • Macroeconomic Factors(1) – Sovereign debt issues in Europe – Growth rate for China’s economy – “Fiscal cliff” in the United States Quarterly Average LME $1.33 $0.62 $0.82 $0.87 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Q 1 -2 0 0 7 Q 2 -2 0 0 7 Q 3 -2 0 0 7 Q 4 -2 0 0 7 Q 1 -2 0 0 8 Q 2 -2 0 0 8 Q 3 -2 0 0 8 Q 4 -2 0 0 8 Q 1 -2 0 0 9 Q 2 -2 0 0 9 Q 3 -2 0 0 9 Q 4 -2 0 0 9 Q 1 -2 0 1 0 Q 2 -2 0 1 0 Q 3 -2 0 1 0 Q 4 -2 0 1 0 Q 1 -2 0 1 1 Q 2 -2 0 1 1 Q 3 -2 0 1 1 Q 4 -2 0 1 1 Q 1 -2 0 1 2 Q 2 -2 0 1 2 Q 3 -2 0 1 2 Quarterly Average LME At Lowest Levels Since 3Q 2009 Sn ap shot of Alum in u m Fu n dame n tal s 7 Sources: (1) CRU (2) Harbor (3) LME

$1,566 $1,464 $1,401 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 Q3-11 Q2-12 Q3-12 $ i n m illi on s R esu lts O ve rv ie w TTM MWTP $1.19 $1.07 $1.02 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 Q3-11 Q2-12 Q3-12 $ p er p ou nd TTM Revenue TTM Net Cash Cost $303 $185 $135 $202 $165 $0 $50 $100 $150 $200 $250 $300 $350 Q3-11 Q2-12 Q3-12 Q2-12, Adjusted Q3-12, Adjusted $ i n m illio ns Key Performance Indicators – Trailing Twelve Months (“TTM”) 8 $0.70 $0.79 $0.82 $0.76 $0.76 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q3-11 Q2-12 Q3-12 Q2-12, Adjusted Q3-12, Adjusted $ p er po un d Note: TTM Revenue figures are as reported. Q2-12 Adjusted Net Cash Cost and Adjusted Segment Profit figures exclude $16.5 million impact of Q4 2011 maintenance events and Q3-12 excludes the $5.9 million impact from Hurricane Isaac and the $8.0 million of production variability TTM Segment Profit

Se gm ent Result s 9 Segment Profit Summary Q3 2011 Q2 2012 Q3 2012, Reported Q3 2012, Adjusted(1) Integrated upstream segment profit $56.1 $40.8 $5.4 $17.3 Flat-Rolled Products segment profit 12.1 14.6 12.0 14.0 Corporate costs (8.0) (6.3) (7.3) (7.3) Total segment profit $60.2 $49.1 $10.1 $24.0 (1) Q3 2012 adjusted to exclude the $5.9 million impact of Hurricane Isaac and the $6.0 million impact of upstream production variability and $2.0 million impact of downstream production variability

10 Upstream Segment Profit Q3 2011 Q2 2012 Q3 2012, Reported Q3 2012, Adjusted (1) Average realized Midwest transaction price $ 1.18 $ 1.01 $ 0.96 $ 0.96 Net Cash Cost 0.81 0.73 0.92 0.84 Integrated upstream margin per pound $ 0.37 $ 0.28 $ 0.04 $ 0.12 Total Primary Aluminum segment shipments 148.6 146.2 138.8 138.8 Integrated upstream segment profit $ 56.1 $ 40.8 $ 5.4 $ 17.3 Se gm en t R esu lt s (1) Q3 2012 adjusted to exclude the $5.9 million impact of Hurricane Isaac and the $6.0 million impact to our upstream business of production variability

Integrated Net Cash Cos t 11 Net Cash Cost Bridge $0.92 $0.02 $0.07 $0.02 $0.04 $0.04 $0.73 $0.84 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 Q2 2012 Net Cash Cost Bauxite/Alumina Selling Price Peak Power Surcharge Other, Net Q3-12 Cash Cost, Adjusted Hurricane Production Variability Q3-12 Cash Cost, Reported $ p er p o u n d (1) Q3 2012 Cash Cost, Adjusted is presented to illustrate our estimated Q3 results, assuming Hurricane Isaac and the Production Variability had no impact on our results. The impacts of these events, however, are not isolated solely to Q3 2012, as we do expect these events to negatively impact our Q4 2012 results.

Net In com e (Loss), E xcludin g Sp ecia l Ite m s 12 Bridge of Segment Profit to Net Income, Excluding Special Items Q3 2011 Q2 2012 Q3 2012 Segment profit $ 60.2 $ 49.1 $ 10.1 LIFO/LCM 1.9 (0.6) 10.0 Other recurring non-cash items (10.5) (4.3) (3.8) EBITDA, excluding special items 51.6 44.2 16.3 Depreciation and amortization (25.0) (23.7) (23.6) Interest expense, net (5.2) (8.8) (8.9) Pre-tax income (loss), excluding special items 21.4 11.7 (16.2) Income tax (expense) benefit (7.0) (3.9) 5.4 Net income (loss), excluding special items $ 14.4 $ 7.8 $ (10.8)

Fina n cial Ma n agement Rev ie w 13 Liquidity and Capitalization Highlights $8.2 $5.1 $7.3 $0.8 $2.7 $17.9 $0.5 $24.8 $50.6 $54.5 $33.9 $25 $35 $45 $55 $65 $75 $85 Cash, June 2012 Adjusted EBITDA Operating Working Capital Other Operating Cash Flows Cash Payments of Interest Cash Payments of Taxes Debt repayments Cash Available for Investment, Distribution Regular Dividends $0.04 / SH Capital Expenditures Cash, September 2012 $ in m ill io n (1) Represents $133 million available borrowing capacity under the revolving credit plus cash at September 30, 2012 of $34 million • Net debt (debt minus cash) – $563 million • Net debt to trailing twelve month Adjusted EBITDA ratio – 5.8 to 1 • No debt maturities before 2015 • Total liquidity - $167million (1)

Summary

Key Takeaways

1. Production variability and Hurricane Isaac affected our ability to produce and ship products
   - Combined $14 million segment profit impact in quarter—$6 million in Alumina, $6 million in Primary and $2 million in Flat-Rolled

2. We understand and have corrected or are correcting root causes
   - Alumina refinery returned to normal operations in October
   - Working through pot rebuilds in New Madrid in Q3 and Q4

3. Disruptions aside, we continued to see stable demand for key primary and fabricated products
   - Stable product demand across the board during Q3; typical Q4 seasonal patterns expected for foil, extrusion billet
   - Flat rolled products to be slightly over 2012 expectations, primary shipments to be at or slightly under

4. We continued to take positive steps on activities that support our long-term sustainability
   - New Madrid CBA sets foundation for sustainable labor and benefits cost structure
   - Ameren rate case expected to be decided by PSC in December

5. Our financial structure provides us with flexibility through the cycle
   - $167 million of total liquidity
   - No maturities until 2015; no maintenance covenants

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Non-GAAP Measure: Disclaimer N o n -GAAP Me asu re : Disclaim e r This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for U.S. GAAP financial measures. To the extent we disclose any non-GAAP financial measures, a reconciliation of each measure to the most directly comparable U.S. GAAP measure is available in the Press Release included as an exhibit to the Current Report on Form 8-K to which this presentation is also an exhibit. As such, this presentation should be read in conjunction with our Press Release.

TM